UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Amendment No. 1)

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF

THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to 240.14a-12

LIFEWAY FOODS, INC.

(Name of Registrant as Specified In Its Charter)

_______________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

LIFEWAY FOODS, INC.

SUPPLEMENT TO PROXY STATEMENT DATED APRIL 30, 2026

FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 17, 2026

This supplement, dated June 3, 2026 (the “Supplement”), supplements and amends the Definitive Proxy Statement on Schedule 14A filed by Lifeway Foods, Inc. (the “Company”) with the U.S. Securities and Exchange Commission (the “SEC”) on April 30, 2026 (the “Proxy Statement”) in connection with the Company’s 2026 Annual Meeting of Stockholders to be held on June 17, 2026 (the “Annual Meeting”). This Supplement does not provide all the information that is important to your voting decisions at the Annual Meeting, and the Proxy Statement contains other important additional information. This Supplement should be read together with the Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2025, previously provided to you with the Proxy Statement. Other than as specifically set forth below, this Supplement does not revise or update any of the other information set forth in the Proxy Statement.

Pursuant to the Cooperation Agreement, dated as of September 30, 2025 (the “Cooperation Agreement”), by and between the Company and Danone North America PBC (“Danone”), Proposal One in the Proxy Statement presented seven (7) nominees for election to the Board of Directors of the Company (the “Board”) nominated the slate of seven candidates consisting of all of the current members of the Board other than Jason Scher (the “Proposal One Nominees”). Upon the election of the Proposal One Nominees at the Annual Meeting, the Board had approved a decrease in the size of the Board from eight (8) directors to seven (7).

On May 19, 2026, Danone sold all of its shares of the Company’s common stock, no par value (the “Common Stock”), at which time all of the Company’s obligations under the Cooperation Agreement, except the mutual non-disparagement obligations, terminated pursuant to the terms of the Cooperation Agreement.

The Board has determined that Mr. Scher provides the Board historical knowledge and continuity while the newer members of the Board continue to learn about the Company and the Board. Accordingly, the Board has nominated Mr. Scher to stand for re-election as director of the Company at the Annual Meeting and determined that the size of the Board should continue to be eight (8) directors after election of directors at the Annual Meeting.

Accordingly, the sole purpose of this Supplement is to include Jason Scher, current director of the Company since 2012 whose term as director expires in 2026, as a director nominee for election at the Annual Meeting for a term to expire at the 2027 annual meeting of shareholders (the “2027 Annual Meeting”) and until his successor is duly elected and qualified.

As a result of this Supplement, stockholders are being asked to vote on the election of eight (8) persons to the Board to hold office until the 2027 Annual Meeting and until his or her successor is duly elected and qualified.

As set forth in the Proxy Statement, shares of Common Stock that are voted “FOR,” “WITHHOLD,” “ABSTAIN” or “AGAINST,” as applicable, on a matter are treated both as being present for purposes of establishing a quorum and as shares entitled to vote at the Annual Meeting with respect to such matter (the “Votes Cast”). Broker non-votes (i.e., shares of Common Stock held as of April 20, 2026 (the “Record Date”) by banks, brokers or other nominees as to which the beneficial owners have given no voting instructions) will be counted for purposes of determining the presence or absence of a quorum for the transaction of business on a matter, but will not be counted for purposes of determining the number of Votes Cast with respect to that matter. Abstentions, Withhold and broker non-votes, if any, will have no effect on proposals that require a plurality and broker non-votes will have no effect on proposals that require a majority of Votes Cast for approval.

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As set forth in the Proxy Statement, directors are elected by a majority of the Votes Cast.

Since this change affects the matters to be voted on at the Annual Meeting, we are furnishing to you over the Internet or, if you have requested a paper copy of the materials, by mail, additional information in this Supplement and an amended proxy card to enable shareholders to vote on the election of Mr. Scher and to update the relevant disclosures. For technical purposes, the election of Mr. Scher is being considered as a separate voting matter (Proposal 4). Except as supplemented or amended by the information contained in this Proxy Supplement, all information set forth in the Proxy Statement remains unchanged.

Whether or not you plan to attend the 2026 Annual Meeting, please cast your vote as soon as possible by Internet, QR Code or, if you requested a paper copy of the meeting materials, by mail by completing and returning the enclosed proxy card in the postage-prepaid envelope to ensure that your shares will be represented. If you sign and return the amended proxy card or vote again by QR code or through the Internet, it will revoke and replace any previous proxy you have submitted. If you have already voted and do not submit new voting instructions, your previously submitted proxy will be voted at the Annual Meeting with respect to all other proposals and will be counted as an abstention for the election of Mr. Scher in Proposal Four. We encourage you to submit a new proxy by Internet, QR Code or, if you requested a paper copy of the meeting materials, by mail, so that your vote can be counted in the election of Mr. Scher.

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PROPOSAL FOUR: ELECTION OF DIRECTOR

The Board currently consists of eight (8) directors. The current term of office of each director expires at the Annual Meeting. At the recommendation of our Audit and Corporate Governance Committee, the Board proposes that Jason Scher be elected as a director for a term expiring at the 2027 annual meeting of shareholders or until his director’s successor is duly elected and qualified. Mr. Scher’s election as a director requires the affirmative vote of a majority of the Votes Cast.

Mr. Scher has consented to being named in this Proxy Supplement and to serve if elected.

Mr. Scher’s age, occupation, and length of service on our Board as of the date of this Proxy Supplement, are provided in the table below and in the additional biographical description set forth in the text below the table.

Name	Age	Director since	Occupation	ACG Committee Membership	Compensation Committee Membership
Jason Scher	51	2012	Director	M, F	M

ACG: Audit and Corporate Governance	M: Member	F: Financial Expert

JASON SCHER was elected as a Director of the Company in July 2012. Mr. Scher is a principal at JAMP, LLP, an angel investment fund. From 2016 to present Mr. Scher has been a principal investor and advisor focused on early-stage companies. From 2024 to present Mr. Scher has been JAMP, LLP’s representative on the Board of Directors of La Montagne Holdings, Inc., a Delaware non-public company. From 2004 until 2016, Mr. Scher was the Chief Operating Officer of Vosges Haut-Chocolat, a leading manufacturer of super premium chocolate and confections in the US. From 2000 to 2004, Mr. Scher was a principal in RP3 Development, a New York based construction management and development company that performed work nationwide. Prior to that, Mr. Scher was employed by COSI Sandwich Bar in their real estate and construction group. Mr. Scher devotes as much time as necessary to the business of the Company and currently holds no other directorships in any other reporting company.

Key Attributes, Experience and Skills:

Mr. Scher brings manufacturing, financial and strategic experience to the Board, including a record of operational excellence in the food industry, and strategic experience across multiple industries from real estate to retail to the Board. In addition, he has advised a private company board; been an operational, team, and project leader; and served as a senior executive for nearly twenty years. His experience has provided him with a broad understanding of the operational, financial, and strategic issues facing public companies like ours. His industry, operational, and financial experience makes him well qualified for service on our Board.

The Board of Directors recommends that you vote “FOR” the election of Mr. Scher.

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SCAN TO VIEW MATERIALS & VOTE

LIFEWAY FOODS, INC.
6431 WEST OAKTON ST.
MORTON GROVE, IL 60053

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 10:59 p.m. Central Time on June 16, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/LWAY2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

T01153-P52219

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

LIFEWAY FOODS, INC.

The Board of Directors recommends you vote FOR the following proposals:

1. To elect members of Lifeway's Board of Directors (the "Board") to serve until the 2027 Annual Meeting of Shareholders (or until successors are elected and qualified).

Nominees:	**For**	**Against**	**Abstain**
1a. Kirk Chartier	☐	☐	☐
1b. Juan Carlos ("JC") Dalto	☐	☐	☐
1c. Rachel Drori	☐	☐	☐
1d. Andee Harris	☐	☐	☐
1e. Susie Hultquist	☐	☐	☐
1f. Dorri McWhorter	☐	☐	☐
1g. Julie Smolyansky	☐	☐	☐
2. To ratify Grant Thornton LLP as our independent auditor for fiscal year 2026.	☐	☐	☐

	For	**Against**	**Abstain**
3. To approve, by non-binding advisory vote, executive compensation.	☐	☐	☐
4. To elect Jason Scher to serve as a member of the Board until the 2027 Annual Meeting of Shareholders (or until successors are elected and qualified).	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Proxy Statement, the Supplement to the Proxy Statement and Form 10 - K are available at www.proxyvote.com. T01154 - P52219 LIFEWAY FOODS, INC. ANNUAL MEETING OF SHAREHOLDERS June 17, 2026 11:00 a.m. Central Time THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The shareholder(s) hereby appoint(s) Julie Smolyansky and Eric Hanson, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of LIFEWAY FOODS, INC . that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 11 : 00 a . m . Central Time, on June 17 , 2026 , virtually at www . virtualshareholdermeeting . com/LWAY 2026 , and any adjournment or postponement thereof . This proxy, when properly executed, will be voted in the manner directed herein . If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations . Continued and to be signed on reverse side